UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2003

Atrium Companies, Inc.

(Exact name of Registrant as specified in its charter)

Delaware	333-20095	75-2642488
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1341 W. Mockingbird Lane
Suite 1200 West
Dallas, Texas 75247
(Address of executive offices, including zip code)

(214) 630-5757
(Registrant’s telephone number, including area code)

N/A
(former address if changed since last report)

Item 1. Change in Control of Registrant
Item 7. Financial Statements and Exhibits
Item 9. Regulation FD Disclosure
SIGNATURE
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 Agreement and Plan of Merger
EX-99.3 Consent/Amendment to Plan of Merger

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1. Change in Control of Registrant

          Atrium Companies, Inc. (the “Company”) announced the completion of the acquisition of its parent company, Atrium Corporation (“Parent”), on December 10, 2003. The acquisition was led by Kenner & Company, Inc. (“Kenner”), UBS Capital Americas, Merrill Lynch Global Private Equity (“MLGPE”) and certain members of the Company’s management, through a newly formed entity, KAT Holdings, Inc. (“KAT Holdings”), which was merged with and into the Parent with the Parent as the surviving corporation (the “Merger”). The transaction, including escrowed proceeds of $40 million for a potential acquisition by the Company, is valued at approximately $700 million. A copy of the merger agreement and related amendment is included as exhibits 99.2 and 99.3 to this Current Report on Form 8-K.

          Pursuant to the merger agreement, holders of Atrium Corporation’s common stock and options to purchase such common stock received merger consideration of approximately $1,100 per share. Upon consummation of the Merger, Kenner and related affiliates, UBS Capital Americas and MLGPE represented over 90% of the Company’s issued and outstanding common stock. The transaction was financed through a new $230 million senior credit facility, $50 million of additional 10½% Senior Subordinated Notes and new equity exceeding $260 million. Additionally, the Company amended and extended its accounts receivable securitization facility for five years and obtained a consent to leave the Company’s existing $175 million of 10½% Senior Subordinated Notes outstanding. Financing for the new senior credit facility and the 10½% Senior Subordinated Notes was arranged by CIBC World Markets and UBS Investment Bank.

          Statements in this Current Report on Form 8-K, other than statements of historical information, are forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that forward-looking statements are inherently uncertain. Actual performance and results may differ materially from those projected or suggested herein due to certain risks and uncertainties including, without limitation, the risks associated with the ability to consummate the transactions set forth above, as well as operating risks. Those and other risks are described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) made over the last 12 months, copies of which are available from the SEC or may be obtained upon request from the Company.

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Item 7. Financial Statements and Exhibits

     (c)  Exhibits

          The following exhibits are furnished as a part of this Current Report on Form 8-K:

99.1	Press release issued December 11, 2003 announcing the acquisition of Atrium Corporation.

99.2	Agreement and Plan of Merger between KAT Holdings, Inc., KAT Acquisition Corp., Atrium Corporation and the Equity Holders Named Herein dated as of October 27, 2003.

99.3	Consent and Amendment No. 1 to Agreement and Plan of Merger dated November 6, 2003.

Item 9. Regulation FD Disclosure

          In connection with the Merger, the Company named Jeff L. Hull as Chairman, in addition to his present role as President and Chief Executive Officer, and appointed Jeffrey L. Kenner, Larry T. Solari, Mark L. Deutsch, Justin L. Maccarone and Nathan C. Thorne as directors. Also, in connection with the Merger, the following individuals resigned from their position as director: Daniel T. Morley, Roger A. Knight, Andreas T. Hildebrand, John C. Deterding, W. Andrew Shea, John G.B. Ellison, Jr. and Dennis M. McCormick.

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SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATRIUM COMPANIES, INC.

By:	/s/ Eric W. Long

Eric W. Long
Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

Date: December 17, 2003

EXHIBIT INDEX

Exhibit
Number

99.1	Press release issued December 11, 2003 announcing the acquisition of Atrium Corporation.

99.2	Agreement and Plan of Merger between KAT Holdings, Inc., KAT Acquisition Corp., Atrium Corporation and the Equity Holders Named Herein dated as of October 27, 2003.

99.3	Consent and Amendment No. 1 to the Agreement and Plan of Merger dated November 6, 2003.